Proxy Voting Results

Blue Chip Value/Dividend Growth/Growth & Income

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
PROPOSAL 3

A shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

The fund did not achieve quorum with respect to this proposal, and therefore no action was taken at the meeting and subsequent adjournments. Because sufficient votes in favor of the proposal were not received, on June 18, 2008, the proxies in their discretion determined not to adjourn the meeting further on this item.

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

Blue Chip Value

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
PROPOSAL 3

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

Affirmative	93,974,339.89	31.441
Against	173,320,619.80	57.988
Abstain	16,604,989.66	5.556
Broker Non-Votes	14,991,363.38	5.015
TOTAL	298,891,312.73	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results

Securities Fund

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	30,242,569,269.49	94.915
Withheld	1,620,182,942.38	5.085
TOTAL	31,862,752,211.87	100.000
Dennis J. Dirks
Affirmative	30,356,248,026.80	95.272
Withheld	1,506,504,185.07	4.728
TOTAL	31,862,752,211.87	100.000
Edward C. Johnson 3d
Affirmative	30,163,300,902.81	94.666
Withheld	1,699,451,309.06	5.334
TOTAL	31,862,752,211.87	100.000
Alan J. Lacy
Affirmative	30,334,439,999.59	95.203
Withheld	1,528,312,212.28	4.797
TOTAL	31,862,752,211.87	100.000
Ned C. Lautenbach
Affirmative	30,317,381,535.59	95.150
Withheld	1,545,370,676.28	4.850
TOTAL	31,862,752,211.87	100.000
Joseph Mauriello
Affirmative	30,340,553,696.88	95.223
Withheld	1,522,198,514.99	4.777
TOTAL	31,862,752,211.87	100.000
Cornelia M. Small
Affirmative	30,337,552,071.15	95.213
Withheld	1,525,200,140.72	4.787
TOTAL	31,862,752,211.87	100.000
William S. Stavropoulos
Affirmative	30,240,356,579.51	94.908
Withheld	1,622,395,632.36	5.092
TOTAL	31,862,752,211.87	100.000
David M. Thomas
Affirmative	30,352,029,125.67	95.259
Withheld	1,510,723,086.20	4.741
TOTAL	31,862,752,211.87	100.000
Michael E. Wiley
Affirmative	30,333,540,290.12	95.201
Withheld	1,529,211,921.75	4.799
TOTAL	31,862,752,211.87	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	23,747,670,372.95	74.531
Against	5,357,217,831.03	16.814
Abstain	1,587,233,084.08	4.981
Broker Non-Votes	1,170,630,923.81	3.674
TOTAL	31,862,752,211.87	100.000
A Denotes trust-wide proposal and voting results.

Annual Report